PRUDENTIAL SERIES FUND

PSF SP International Growth Portfolio

PSF Global Portfolio

Supplement dated May 1, 2013 to the

Summary Prospectuses, Prospectus, and Statement of Additional Information, each dated May 1, 2013

On April 23, 2013, at a special meeting of the Board of Trustees (the Board) of Prudential Series Fund (PSF or the Fund), the Board approved replacing Marsico Capital Management, LLC (Marsico) as subadviser to certain portfolios of PSF (the Transitions). More detailed information relating to these changes will be distributed to beneficial shareholders of the relevant PSF portfolios in a Schedule 14C Information Statement within 90 days of the effective date of the Transitions. More detailed information will also be included in an additional update to the relevant summary prospectuses, prospectus and statement of additional information of PSF, each dated May 1, 2013 (together, the Summary Prospectuses, Prospectus, and SAI), on or about the effective date of the Transitions. The Transitions are expected to become effective during the third quarter of 2013.

The portfolios of the Fund discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your contract, please refer to your contract prospectus. This supplement refers to impending changes to the Summary Prospectuses, Prospectus, and SAI. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectuses, Prospectus, and SAI.

The sections below refer to impending changes as a result of the Transitions:

I.                PSF SP International Growth Portfolio: New Subadvisory Arrangements.

The Board has approved replacing Marsico with Neuberger Berman Management LLC as subadviser for the sleeve of the PSF SP International Growth Portfolio currently managed by Marsico. The investment objective and investment strategies of the PSF SP International Growth Portfolio as a whole will remain unchanged and the PSF SP International Growth Portfolio’s subadvisory arrangements with its other subadvisers will be unaffected.

II.               PSF Global Portfolio: New Subadvisory Arrangements.

The Board has approved replacing Marsico as subadviser for the large-cap growth sleeve of the PSF Global Portfolio with Brown Advisory, LLC. The investment objective and investment strategies of the PSF Global Portfolio as a whole will remain unchanged and the PSF Global Portfolio’s subadvisory arrangements with its other subadvisers will be unaffected.

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